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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2003

FOREST OIL CORPORATION
(Exact name of registrant as specified in charter)

New York	1-13515	25-0484900
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

1600 Broadway, Suite 2200, Denver, Colorado 80202
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: 303.812.1400

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)
Exhibits.

Exhibit	Description
99.1	Forest Oil Corporation press release dated November 4, 2003, entitled "Forest Oil Announces Record Earnings for the Third Quarter and Reports Operational Results"

Item 12. Results of Operations and Financial Condition.

        On November 4, 2003, we issued a press release with respect to our third quarter 2003 financial and operating results. The press release is furnished as Exhibit 99.1 to this Current Report and incorporated by reference herein. The press release contains a measure that may be deemed a "non-GAAP financial measure" as defined in Item 10 of Regulation S-K under the Securities Exchange Act of 1934, as amended. In this case, the most directly comparable generally accepted accounting principle (GAAP) financial measure and information reconciling the GAAP and non-GAAP financial measures is also included in the press release.

        In accordance with General Instruction B.6 of Form 8-K, the foregoing information, including Exhibit 99.1, shall not be deemed filed for the purposes of Section 18 of the Securities Exchange Act of 1934, nor shall such information and Exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOREST OIL CORPORATION (Registrant)
Dated: November 10, 2003	By:	/s/ JOAN C. SONNEN Joan C. Sonnen Vice President—Controller and Chief Accounting Officer

INDEX TO EXHIBITS FILED WITH THE CURRENT REPORT ON FORM 8-K

Exhibit	Description
99.1	Forest Oil Corporation press release dated November 4, 2003, entitled "Forest Oil Announces Record Earnings for the Third Quarter and Reports Operational Results."

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  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
  Item 12. Results of Operations and Financial Condition.
SIGNATURES
INDEX TO EXHIBITS FILED WITH THE CURRENT REPORT ON FORM 8-K